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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 1998



                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


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
          Delaware                       1-8597                 94-2657368
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

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       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5. Other Events.

On December 14, 1998, The Cooper Companies, Inc. (the "Company") issued a press release announcing its fourth quarter and fiscal year 1998 financial results. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7. Financial Statements and Exhibits.

Also filed as exhibits hereto and incorporated by reference herein are the financial data schedule for the fiscal year ended October 31, 1998 and restated financial data schedules for the required fiscal years and interim periods. The restated financial data schedules reflect the Company's Hospital Group of America unit as a discontinued operation.

        (c) Exhibits.

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

Exhibit
  No.   Description
  ---   -----------


27      Financial Data Schedule Fiscal Year Ended October 31, 1998

27.1    Restated Financial Data Schedule Fiscal Year Ended October 31, 1997

27.2    Restated Financial Data Schedule Fiscal Year Ended October 31, 1996

27.3    Restated Financial Data Schedule Interim Period Ended January 31, 1998

27.4    Restated Financial Data Schedule Interim Period Ended April 30, 1998

27.5    Restated Financial Data Schedule Interim Period Ended July 31, 1998

27.6    Restated Financial Data Schedule Interim Period Ended January 31, 1997

27.7    Restated Financial Data Schedule Interim Period Ended April 30, 1997

27.8    Restated Financial Data Schedule Interim Period Ended July 31, 1997

99.1    Press Release dated December 14, 1998 of The Cooper Companies, Inc.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE COOPER COMPANIES, INC.



                                            By  /s/ Stephen C. Whiteford
                                                -------------------------
                                                Stephen C. Whiteford
                                                Vice President and
                                                Corporate Controller
                                                (Principal Accounting Officer)

Dated: December 22, 1998



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                                         EXHIBIT INDEX

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


Exhibit                                                           Sequentially
  No.     Description                                             Numbered Page
  ---     -----------                                             -------------

27        Financial Data Schedule Fiscal Year Ended
          October 31, 1998

27.1      Restated Financial Data Schedule Fiscal Year Ended
          October 31, 1997

27.2      Restated Financial Data Schedule Fiscal Year Ended
          October 31, 1996

27.3      Restated Financial Data Schedule Interim Period Ended
          January 31, 1998

27.4      Restated Financial Data Schedule Interim Period Ended
          April 30, 1998

27.5      Restated Financial Data Schedule Interim Period Ended
          July 31, 1998

27.6      Restated Financial Data Schedule Interim Period Ended
          January 31, 1997

27.7      Restated Financial Data Schedule Interim Period Ended
          April 30, 1997

27.8      Restated Financial Data Schedule Interim Period Ended
          July 31, 1997

99.1      Press Release dated December 14, 1998 of The Cooper Companies, Inc.

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